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                              TRANSACTION SUMMARY

                     SLM Holding Corporation and USA Group

                                                                      [GRAPHIC]


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TERMS OF THE TRANSACTION

     -    "BUYER" - SLM HOLDING

     -    "SELLER" - USA GROUP FOUNDATION

     -    $770 MILLION PURCHASE PRICE

          -  $400 MILLION CASH

          -  $370 MILLION RESTRICTED STOCK

     -    HEADQUARTERS - RESTON, VIRGINIA

     -    LARGEST OPERATION - INDIANAPOLIS, INDIANA

     -    TOTAL EMPLOYEES: 6,500

     -    ANTICIPATED DATE OF CLOSING: SEPTEMBER 30, 2000


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TRANSACTION SUMMARY

This transaction is virtually a perfect match for Sallie Mae

                          Strategically and Financially

     -    Creates "full service" student loan organization

     -    Completes loan origination and delivery process

     -    Matches Direct Lending's loan delivery advantages

     - Adds $400 million fee income to Sallie Mae's $1 billion net interest margin (projected 2001)

     -    Significant (20%) productivity potential

     -    Accretive in 2001

     -    Goodwill - approximately $480 million

     -    Equity capital to exceed $1.2 billion

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FORWARD LOOKING STATEMENTS

- Statements in this document referring to this transaction, expectations as to future earnings and operations, and other future developments are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include, among others, the ability to successfully integrate operations, the effect of competitors' and customers' responses, changes in terms of student loans and the educational credit marketplace arising from changes in interest rates and from the implementation of applicable laws and regulations, and from changes in such laws and regulations, and changes in the demand for educational financing or in financing preferences of educational institutions, students, and their families.

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Overview of USA Group

     USA GROUP, INC

     - Private, non-profit incorporated in 1990 to provide direction and administrative support to its affiliated companies (predecessor was United Student Aid Funds incorporated in 1960)

     - Comprised of several entities that participate in higher education credit

          -    USA FUNDS - FFELP guarantor

          - USA GROUP GUARANTEE SERVICES, INC. - provides administrative support to guarantors

          - USA GROUP LOAN SERVICES, INC. - FFELP third party loan servicing company

          - USA GROUP SECONDARY MARKET SERVICES, INC - secondary market company

          -    EDUCATION ONE GROUP - Bank One marketing affiliation

          - NOEL-LEVITZ, INC. - higher education enrollment management consulting

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USA GROUP GUARANTEE SERVICES, INC.

     - PROVIDES A FULL RANGE OF ADMINISTRATIVE SERVICES FOR A GUARANTOR TO CARRY OUT ITS FUNCTIONS

          -    Loan origination and maintenance

          -    Default prevention and collection

     -    12 GUARANTOR CUSTOMERS INCLUDING USA FUNDS

     - PROCESSED $10.2 BILLION OF GUARANTEES FOR THE FYE SEPTEMBER 30, 1999 ($8 BILLION FOR USA FUNDS)

     -    FEES BASED ON LEVEL OF SERVICE PROVIDED TO GUARANTORS

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USA GROUP LOAN SERVICES, INC.

     -    MANAGES LOAN SERVICING FOR LENDER AND SECONDARY MARKET CLIENTS

     - $15.5 BILLION SERVICING PORTFOLIO, AS OF SEPTEMBER 30, 1999 (APPROXIMATELY $5.0 BILLION FOR USA GROUP)

     -    130 CLIENTS

     -    1.8 MILLION ACCOUNTS

     - FEE REVENUE IS BASED ON EITHER THE NUMBER OF ACCOUNTS OR THE DOLLAR VOLUME OF LOANS OUTSTANDING

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USA GROUP
SECONDARY MARKET SERVICES, INC.

     -    Secondary market

     -    $6 billion portfolio

     -    600 lender relationships

     -    Key customer: Bank One

     -    Projected annual acquisitions of $1 - $1.5 billion

     -    Spread based revenue


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USA GROUP
PRINCIPAL OPERATING ENTITIES

     UNIT            FUNCTION            ACQUIRED                SLM EQUIVALENT         PRINCIPAL REVENUE
                                          BY SLM                 OPERATING UNIT              SOURCES
-----------------------------------------------------------------------------------------------------------
                  Guarantor, DOE                                                      - Department of
                                                                                        Education and
                                                                                        Borrowers
  USA FUNDS         Reinsured               No                      None
-----------------------------------------------------------------------------------------------------------
               Administrative services                                                - Fees from lenders
USA GROUP        supporting USA Funds,                          None / Sallie Mae       & guarantors
GUARANTEE       other guarantors, schools,  Yes                   Servicing Corp.     - Collection of
SERVICES, INC.   borrowers, lenders &                                                   defaulted loans
                  secondary markets                                                   - $10.2 billion of
                                                                                        guarantees
-----------------------------------------------------------------------------------------------------------
USA GROUP                                                                             - Loan servicing fees
LOAN SERVICES  Student loan servicing,      Yes                Sallie Mae Servicing     from lenders &
   INC.        collections                                           Corp.              secondary markets
                                                                                      - $15.5 billion
                                                                                        servicing portfolio
-----------------------------------------------------------------------------------------------------------
                                                                                      - Interest income on
                                                                                        loans owned or
USA GROUP                                                      Student Loan             managed
SECONDARY      Purchase loans in the        Yes                Marketing Assoc./      - $6 billion portfolio
MARKET         secondary market                                Nellie Mae / SLFR      - Projected
SERVICES, INC.                                                                          acquisitions of $1-
                                                                                       1.5 billion


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USA Group* Pro Forma Operating Margin
Operations Acquired

($ IN MILLIONS)


                                                                 Pro forma
          REVENUES                                   1999           2000**
          --------                                   ----           ------
          Default Activity Fees                      $136           $148
          Loan Origination Fees                       130            142
          Other Loan Servicing Fees                    77             73
          Net Interest Income                          48             71
                                                     ----           ----
          TOTAL REVENUES                              390            433

          TOTAL EXPENSES                              313            339

          PRETAX INCOME                              $ 77           $ 95

          OPERATING MARGIN                             20%            22%


*EXCLUDES GUARANTEE AGENCY USA FUNDS

** PROJECTED FOR 2000 FISCAL YEAR

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APPENDIX

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STUDENT LOAN LIFE CYCLE


                 ORIGINATION      DISBURSEMENT        IN SCHOOL     REPAYMENT        DELINQUENCY        DEFAULT

     ENTITIES  - University       - University      - Guarantor        - Servicer        - Servicer       - Servicer
               - Lender           - Lender          - DOE              - Lender/         - Guarantor      - Guarantor
     INVOLVED  - Guarantor        - Servicer                           - Secondary       - DOE            - DOE
               - DOE                                                   - Market                           - Collection
                                                                       - DOE                                Agencies

     FEES/     - Origination Fee  - Disbursement    - Account          - Servicing Fee   - Default        - Collection Fee
                 (DOE to            Fee (Lender to    Maintenance        (Lender to        Aversion Fee     (Retention of
    INCOME       Guarantor)         Disbursement      Fee (DOE to        Servicer)         (Federal         defaulted loan
               - Guaranty Fee       Agency)           Guarantor)         Interest          Reserve Fund     collections)
                 (Student to      - Conversion Fee  - Interest Income    Income to         to Guarantor)
                 Guarantor)         (Lender to        to Lender          Lender          - Servicing Fee
                                                                                           (Lender to
                                                                                           Servicer)

     USA       - USA Funds        - Guarantee       - Guarantee        - Loan Services   - Guarantee      - Guarantee
                 (Guarantor)        Services          Services         - SMS (if holder    Services          Services (Default
     GROUP     - Guarantee          (Origination &    (Maintenance)      of loan)          (Default          Collections)
    ENTITY       Services           Maintenance)                                           Prevention)     - Guarantee
   (ACTIVITY)    (Origination &   - Loan Services                                                            Services
                 Maintenance)       (Conversion)                                                             (Portfolio
                                                                                                             Management)


DOE = Department of Education

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STUDENT LOAN LIFE CYCLE
DIAGRAM OF REVENUE SOURCES

                                          [GRAPHIC]

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COMPARISON - SALLIE MAE/USA GROUP

     Note: Figures represent FY99 unless otherwise noted. Sallie Mae fiscal year ends 12/31; USA Group fiscal year ends 9/30.


                                                                       SALLIE MAE          USA GROUP
                EMPLOYEES                                              3,500                   3,000

                     LOAN                                           $54.7 billion          $6.0 billion
               PORTFOLIO

                 OPERATING                                          $926 million(1)        $370.9 million (2)
                  REVENUE

                     LOAN                                           $13.7 billion          $3.1 billion (3)
              ACQUISITIONS

                GUARANTEE                                           N/A                    $10.2 billion
               PROCESSING

                 SERVICING                                          $49.3 billion          $15.5 billion
                  PORTFOLIO

                 BORROWER                                           5.3 million            1.5 million
                     BASE


     (1)core cash basis net interest income
     (2)As reclassified for comparable presentation to Sallie Mae
     (3)Includes $1.5 billion spot purchase
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MORE INFORMATION

              -     PLEASE CONTACT:

                    -    Jeff Heinz

                    -    Sallie Mae Investor Relations

                    -    703.810.7743


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